Note 19 - Gain on Disposal of Subsidiaries	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
19.       Gain on disposal of subsidiaries:

On October 16, 2013 the Company sold the shipowning subsidiaries which owned the six vessels of the Company's fleet (namely M/Ts Miss Marilena, Lichtenstein, UACC Shams, Britto, Hongbo and M/V Evian) to an affiliate of the AMCI Poseidon Fund LP, an unrelated party, for an aggregate cash consideration of $173,000 less $135,448 in net debt and swap obligations of the Shipowning companies that were assumed by the buyers. A gain from the disposal of subsidiaries of $1,591 was recognized, which is included in the Company's consolidated statement of comprehensive income/ (loss).